SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 100.0%

Shuffle Master, Inc.*†

7,375

$

88,426

Volcom, Inc.*

3,660

80,630

K-Swiss, Inc. — Class A

4,234

76,635

INFORMATION TECHNOLOGY 25.0%

Meritage Homes Corp.*

5,172

75,356

Wright Express Corp.*†

3,100

$

110,019

Coinstar, Inc.*

2,657

74,794

Netgear, Inc.*†

3,052

108,865

Pre-Paid Legal Services,

Bankrate, Inc.*†

2,245

107,962

Inc.*†

1,317

72,896

j2 Global Communications,

Zumiez, Inc.*†

2,920

71,131

Inc.*†

4,937

104,516

Panera Bread Co. — Class

DealerTrack Holdings, Inc.*†

2,740

91,708

A*†

1,972

70,637

Epicor Software Corp.*

7,450

87,761

Pool Corp.†

3,516

69,722

Flir Systems, Inc.*

2,652

83,008

Drew Industries, Inc.*

2,202

60,335

Websense, Inc.*†

4,597

78,057

Gymboree Corp.*

1,975

60,158

Quality Systems, Inc.†

2,509

76,499

Select Comfort Corp.*

8,290

58,113

Secure Computing Corp.*†

7,340

70,464

Hibbett Sports Inc.*†

2,896

57,862

InfoSpace, Inc.†

3,590

67,492

Jos. A. Bank Clothiers,

Ansoft Corp.*

2,570

66,435

Inc.*†

1,956

55,648

United Online, Inc.†

5,560

65,719

Standard-Pacific Corp.†

16,474

55,188

Factset Research Systems,

Tractor Supply Co.*

1,516

54,485

Inc.†

1,096

61,047

Sonic Corp.*†

2,364

51,772

Smith Micro Software, Inc.*†

7,090

60,052

Polaris Industries, Inc.†

1,080

51,592

Intevac, Inc.*

4,082

59,352

Papa John's International,

Sonic Solutions, Inc.*†

5,651

58,714

Inc.*

2,236

50,757

Comtech

Arbitron, Inc.

1,180

49,053

Telecommunications

Monarch Casino & Resort,

Corp.*

1,071

57,845

Inc.*†

2,025

48,762

Concur Technologies, Inc.*

1,570

56,850

Stamps.com, Inc.*

3,950

48,111

Faro Technologies, Inc.*

1,980

53,816

P.F. Chang's China Bistro,

Blackbaud, Inc.

1,897

53,192

Inc.*†

2,038

46,548

SPSS, Inc.*

1,400

50,274

CEC Entertainment, Inc.*†

1,731

44,937

Brightpoint, Inc.*

3,180

48,845

Deckers Outdoor Corp.*

281

43,572

AMIS Holdings, Inc.*

4,733

47,425

Dress Barn, Inc.*

3,468

43,385

EPIQ Systems, Inc.*

2,688

46,798

Fossil, Inc.*

983

41,266

CACI International, Inc. —

Christopher & Banks Corp.†

3,328

38,106

Class A*

1,020

45,665

Universal Technical Institute,

Ansys, Inc.*†

1,056

43,782

Inc.*

2,230

37,910

Scansource, Inc.*

1,303

42,152

Bright Horizons Family

Daktronics, Inc.†

1,847

41,687

Solutions, Inc.*†

1,057

36,509

Micros Systems, Inc.*†

577

40,482

LKQ Corp.*

1,186

24,930

Tyler Technologies, Inc.*

3,089

39,817

WMS Industries, Inc.*

640

23,450

LoJack Corp.*

2,330

39,167

Total Consumer Discretionary

________

2,044,118

Diodes, Inc.*†

1,165

35,032

Stratasys, Inc.*†

1,270

32,817

HEALTH CARE 21.3%

Trimble Navigation Ltd.*†

1,054

31,873

ViaSat, Inc.*

910

31,331

LCA-Vision, Inc.†

5,450

108,836

Total Information Technology

________

2,196,520

LHC Group, Inc.*

4,320

107,914

HealthExtras, Inc.*

4,074

106,250

Sierra Health Services, Inc.*

2,516

105,571

CONSUMER DISCRETIONARY 23.3%

LifeCell Corp.*

2,380

102,602

CROCS, Inc.*

2,656

97,767

Martek Biosciences Corp.*†

3,220

95,248

Stage Stores, Inc.†

6,291

93,107

Palomar Medical

PetMed Express, Inc.*†

7,485

90,568

Technologies, Inc.*†

5,785

88,626

1

SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

inVentiv Health, Inc.*

2,400

$

74,304

UCBH Holdings, Inc.†

2,454

$

34,749

Immucor, Inc.*†

2,100

71,379

First Cash Financial Services,

Healthways, Inc.*†

1,155

67,498

Inc.*

2,280

33,470

Molina Healthcare, Inc.*†

1,520

58,824

Total Financials

________

820,207

AMN Healthcare Services,

Inc.*

3,320

57,004

ENERGY 8.2%

Sunrise Senior Living, Inc.*

1,757

53,905

Basic Energy Services, Inc.*†

4,740

104,043

Integra LifeSciences Holdings

Petroleum Development

Corp.*†

1,268

53,167

Corp.*

1,348

79,707

Bradley Pharmaceuticals,

St. Mary Land & Exploration

Inc.*

2,693

53,052

Co.

2,017

77,876

Dionex Corp.*

621

51,456

Hornbeck Offshore Services,

Cooper Cos., Inc.†

1,213

46,094

Inc.*

1,705

76,640

Idexx Laboratories, Inc.*

778

45,614

Unit Corp.*

1,630

75,387

Kendle International, Inc.*†

920

45,006

Helix Energy Solutions

Pediatrix Medical Group,

Group, Inc.*†

1,738

72,127

Inc.*

646

44,025

Penn Virginia Corp.†

1,214

52,967

Sciele Pharma, Inc.*†

2,144

43,845

Cabot Oil & Gas Corp.

1,111

44,851

PharmaNet Development

CARBO Ceramics, Inc.†

1,105

41,106

Group, Inc.*

1,054

41,327

Oceaneering International,

Respironics, Inc.*

599

39,223

Inc.*

588

39,602

AmSurg Corp.*

1,375

37,208

Superior Well Services, Inc.*

1,740

36,923

SurModics, Inc.*

655

35,547

Dril-Quip, Inc.*

360

20,038

PharMerica Corp.*

2,320

32,202

Total Energy

________

721,267

Kensey Nash Corp.*

1,021

30,548

ICU Medical, Inc.*†

845

30,428

Amedisys, Inc.*†

626

30,374

INDUSTRIALS 6.9%

Merit Medical Systems, Inc.*

2,082

28,940

Ceradyne, Inc.*

1,727

81,048

American Medical Systems

Landstar System, Inc.

1,731

72,962

Holdings, Inc.*†

1,719

24,857

ASV, Inc.*†

4,913

68,045

Possis Medical, Inc.*

1,580

23,036

AAR Corp.*

1,310

49,819

Haemonetics Corp.*

360

22,687

Toro Co.†

899

48,941

MGI Pharma, Inc.*

490

19,860

Knight Transportation, Inc.†

3,299

48,858

Total Health Care

________

1,876,457

Curtiss-Wright Corp.†

933

46,837

Simpson Manufacturing Co.,

Inc.†

1,759

46,772

FINANCIALS 9.3%

Heartland Express, Inc.†

2,777

39,378

TradeStation Group, Inc.*

7,500

106,575

Forward Air Corp.

1,258

39,212

optionsXpress Holdings, Inc.

3,140

106,195

Teledyne Technologies, Inc.*

620

33,065

Zenith National Insurance

Waste Connections, Inc.*

999

30,869

Corp.

1,800

80,514

Total Industrials

________

605,806

Portfolio Recovery

Associates, Inc.†

1,989

78,903

Fremont General Corp.*†

20,668

72,338

CONSUMER STAPLES 3.5%

Wilshire Bancorp, Inc.

8,508

66,788

Mannatech, Inc.†

16,383

103,541

Philadelphia Consolidated

USANA Health Sciences,

Holding Corp.*

1,472

57,923

Inc.*†

2,449

90,809

Infinity Property & Casualty

United Natural Foods, Inc.*

1,306

41,426

Corp.

1,546

55,857

Chattem, Inc.*

520

39,281

World Acceptance Corp.*

1,696

45,758

Nara Bancorp, Inc.

3,710

43,296

PrivateBancorp, Inc.†

1,159

37,841

2

SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Shares

Value

Boston Beer Co., Inc. —

Class A*

810

$

30,496

Total Consumer Staples

________

305,553

MATERIALS 2.5%

Headwaters, Inc.*†

6,231

73,152

Deltic Timber Corp.

1,250

64,363

Quanex Corp.†

850

44,115

Brush Engineered Materials,

Inc.*

1,020

37,760

Total Materials

________

219,390

Total Common Stocks

(Cost $7,499,912)

8,789,318

______

Face

Amount

SECURITIES LENDING COLLATERAL 23.0%

Investment in Securities Lending Short

Term

Investment Portfolio held by

U.S. Bank

$

2,016,148

________

2,016,148

Total Securities Lending Collateral

(Cost $2,016,148)

________

________

2,016,148

Total Investments 123.0%

(Cost $9,516,060)

$

_______

10,805,466

Liabilities in Excess of Other

Assets – (23.0)%

$

_______

(2,020,444)

Net Assets – 100.0%

$

8,785,022

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007.

3